                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                         TOP FIVE HOLDINGS       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      20
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      34
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      35
     FUND OFFICERS AND IMPORTANT ADDRESSES      36

Apply our generations
of money-
management
experience
to help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    4.12%      3.26%      3.26%
-------------------------------------------------------------------------
One-year total return(2)                  -.83%      -.69%      2.27%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.81%      3.77%      4.02%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.24%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.11%      4.08%(6)    3.67%
-------------------------------------------------------------------------
Commencement date                      05/01/87   05/03/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(3)                      4.70%      4.19%      4.19%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.56%      6.74%      6.74%
-------------------------------------------------------------------------
SEC Yield(5)                              4.54%      4.04%      4.04%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2000.

(6) The total return reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    The types of securities in which the Fund invests generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

GROWTH OF A $10,000 INVESTMENT

(September 30, 1990--September 30, 2000)

 [INVESTMENT PERFORMANCE LINE GRAPH]

                                                                PENNSYLVANIA TAX FREE INCOME     LEHMAN BROTHERS MUNICIPAL BOND
                                                                           FUND*                     INDEX IS AN UNMANAGED,
                                                                                                BROAD-BASED STATISTICAL COMPOSITE
                                                                                                      OF MUNICIPAL BONDS.+
                                                                ----------------------------    ---------------------------------
9/90                                                                        9526                              10000
                                                                            9965                              10431
                                                                           10194                              10667
                                                                           10375                              10895
9/91                                                                       10817                              11318
                                                                           11125                              11698
                                                                           11303                              11733
                                                                           11713                              12179
9/92                                                                       11993                              12502
                                                                           12249                              12730
                                                                           12720                              13202
                                                                           13260                              13634
9/93                                                                       13724                              14094
                                                                           13871                              14292
                                                                           13021                              13508
                                                                           13171                              13657
9/94                                                                       13271                              13751
                                                                           13078                              13553
                                                                           13982                              14511
                                                                           14129                              14862
9/95                                                                       14479                              15289
                                                                           15252                              15920
                                                                           14990                              15728
                                                                           15062                              15849
9/96                                                                       15461                              16213
                                                                           15841                              16627
                                                                           15780                              16588
                                                                           16256                              17160
9/97                                                                       16748                              17677
                                                                           17202                              18157
                                                                           17395                              18366
                                                                           17641                              18644
9/98                                                                       18076                              19218
                                                                           18109                              19333
                                                                           18252                              19504
                                                                           17937                              19160
9/99                                                                       17597                              19083
                                                                           17291                              18934
                                                                           17761                              19489
                                                                           17936                              19784
9/00                                                                       18322                              20262

        Funds's Total Return
        1 Year Total Return           -0.83%
        5 Year Avg. Annual             3.81%
        10 Year Avg. Annual            6.24%
        Inception Avg. Annual          7.11%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............  53.8%
- AA/Aa..............   8.5%
- A/A................   7.5%
- BBB/Baa............   9.7%
- BB/Ba..............   3.3%
- Non-Rated..........  17.2%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............  50.2%
- AA/Aa..............  12.2%
- A/A................   9.6%
- BBB/Baa............  10.2%
- BB/Ba..............   1.4%
- Non-Rated..........  16.4%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0775
11/99                                                                           0.0775
12/99                                                                           0.0730
1/00                                                                            0.0730
2/00                                                                            0.0730
3/00                                                                            0.0730
4/00                                                                            0.0730
5/00                                                                            0.0685
6/00                                                                            0.0685
7/00                                                                            0.0685
8/00                                                                            0.0685
9/00                                                                            0.0685

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--September 30, 2000)

Philadelphia, PA Authority Industrial Development Lease
Revenue                                                      4.9%
---------------------------------------------------------------------
Philadelphia, PA                                             3.0%
---------------------------------------------------------------------
Berks County, PA                                             3.0%
---------------------------------------------------------------------
Pennsylvania State Higher Education Assistance Agency
Student Loan Revenue                                         2.5%
---------------------------------------------------------------------
Pennsylvania State Higher Education Facility Authority
Revenue Drexel University                                    2.5%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
Public Building                                                             13.8                               11.6
Health Care                                                                 12.6                               14.5
Industrial Revenue                                                          12.6                               12.1
Other Care                                                                  11.0                               11.9
Higher Education                                                             8.6                                6.0

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PENNSYLVANIA
TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY DENNIS PIETRZAK, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND DURING THE PAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused increased volatility, affecting long-term rates as well as credit spreads across all fixed-income products.

    Long-term municipal bonds were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000 but eased off by month's end, as the yield on the 30-year insured municipal bond rose to about 5.85 percent.

    One effect of these trading patterns was the widening of the yield spread between high-rated municipals and lower-rated, higher-yielding municipals. As investors sensed the market's uncertainty, municipal-bond mutual funds experienced outflows of investor assets. This meant that demand for higher-yielding municipal bonds in general was somewhat reduced, so prices in this segment of the market fell sharply. The fund--which placed more emphasis on yield compared to similar funds--was hurt by its relatively high concentration of nonrated and lower-rated bonds.

    Supply in the Pennsylvania municipal market has been sharply lower, which provided some support for prices but made it more challenging to find suitable investment opportunities for the fund. Issuance of new municipal debt has gone down because the strong economy has allowed municipalities such as state governments to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace.

    For the reporting period, the fund underperformed the benchmark, primarily because the portfolio had a higher allocation of nonrated or lower-rated securities than similar funds. While these securities provided a higher yield, they were also more vulnerable to price declines during market volatility.

    As of September 30, 2000, the fund achieved a 12-month total return of 4.12 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would be lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.17 percent for the same period. Another commonly used index, the Lehman Brothers Pennsylvania Municipal Bond Index (maturities greater than 5 years), produced a total return of 5.45 percent for the same period. These indexes are unmanaged, broad-based statistical composites of municipal bonds that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was reduced twice during the period. Even though the fund's monthly tax exempt dividend was decreased to $.0685 from $.0775 per Class A share over the past 12 months, its distribution rate stood at 4.70 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.56 percent on a taxable investment (for an investor in the 37.8 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds
entering the primary market, we were more active in the secondary market. For example, early in 2000 the market's pessimistic tone created opportunities to buy deeply discounted bonds that had become oversold. We were able to pick up some good values in this segment of the market.

    In response to widening credit spreads, we reduced the fund's exposure to nonrated securities to less than 18 percent of the portfolio, and increased its allocation to higher-grade municipal bonds, improving the overall credit quality of the portfolio. The prices of high-quality bonds are typically less vulnerable to market volatility than those of lower-rated bonds. As of September 30, 2000, we had increased the fund's high-quality, AAA rated holdings to roughly 54 percent of the portfolio, up from 50 percent at the start of the 12-month reporting period.

    Other changes revolved around our decision to align the portfolio's duration more closely with another industry benchmark, the Lehman Brothers Pennsylvania Municipal Bond Index. Consequently, the fund's average adjusted duration was reduced to 7.96 years, down from its duration of 8.36 years as of September 30, 1999, which should help make the fund less sensitive to interest-rate changes.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   There was no particular concern
about specific market sectors, but we did keep our eye on the health-care sector. This market segment has struggled, which is reflected in declining prices, so we were careful to protect the portfolio from excessive exposure to this sector. By the end of the reporting period, we had reduced the fund's holdings in health care to approximately 12 percent of the portfolio, down from roughly 14 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we will remain neutral with respect to our interest-rate outlook.

    It appears that the Pennsylvania economy will continue to be robust in select areas, keeping state finances solid. Demand for the state's municipal bonds should remain stable, as Pennsylvania is a high-tax state. We anticipate that total bond issuance may pick up toward year-end. We will continue to look for opportunities to increase the credit quality of the portfolio, possibly allocating more assets to the higher-grade sector of the market.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objective over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  97.8%
          PENNSYLVANIA  97.3%
$1,260    Allegheny Cnty, PA Arpt Auth Pittsburgh Intl
          Arpt Rfdg (FGIC Insd).......................  5.625%   01/01/10   $  1,306,796
 3,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser B (FSA Insd)..................  6.625    01/01/22      3,616,690
 1,625    Allegheny Cnty, PA C-34 Conv Cap Apprec.....  8.625    02/15/04      1,825,655
 5,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd).......................................  5.000    12/01/24      4,486,100
 1,750    Allegheny Cnty, PA Higher Ed Bldg Auth Univ
          Rev (AMBAC Insd)............................  5.500    03/01/20      1,746,815
 1,000    Allegheny Cnty, PA Higher Edl Bldg Auth Univ
          Rev Duquesne Univ Proj (AMBAC Insd).........  6.500    03/01/11      1,121,940
 1,000    Allegheny Cnty, PA Hosp Dev Hlthcare Fac
          Villa St Joseph.............................  5.875    08/15/18        838,310
 2,140    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Fac Allegheny Vly Sch.......................  7.750    02/01/15      2,415,225
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj.................  5.500    05/15/06        889,610
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj.................  5.500    05/15/07        869,940
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj.................  5.600    05/15/08        856,110
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj.................  5.750    05/15/09        846,620
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj.................  5.750    05/15/10        829,010
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Sys Ser A (MBIA Insd).......................  6.500    11/15/30      2,110,720
   875    Allegheny Cnty, PA Indl Dev Auth Med Cent
          Rev Presbyterian Med Cent Rfdg (FHA Gtd)....  6.750    02/01/26        923,283
 2,500    Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Ser A Rfdg...............  6.700    12/01/20      2,546,775
 1,000    Allegheny Cnty, PA Industrial Dev Auth Lease
          Rev.........................................  6.625    09/01/24        911,530
 1,945    Allegheny Cnty, PA Res Mtg Fin Auth Rev
          Single Family Ser Z (GNMA Collateralized)...  6.875    05/01/26      1,994,773

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$6,000    Berks Cnty, PA (Inverse Fltg) (FGIC Insd)...  8.382%   11/10/20   $  6,630,000
 2,000    Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B...........................  6.875    10/01/17      2,025,840
   885    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)...................................  7.500    05/15/13      1,024,600
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)...................................  7.700    05/15/22      1,152,810
 2,000    Berks Cnty, PA Muni Auth Rev Phoebe Devitt
          Homes Proj A1 Rfdg..........................  5.500    05/15/15      1,739,480
 2,750    Bradford Cnty, PA Indl Dev Auth Solid Waste
          Disp Rev Intl Paper Co Proj A...............  6.600    03/01/19      2,791,387
 1,100    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlth Care Fac Chandler......................  6.100    05/01/14        990,143
 1,000    Cambria Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Bethlehem Steel Corp Proj Rfdg..........  7.500    09/01/15      1,008,680
 1,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd)........................  5.650    05/15/20        979,040
 1,880    Chester Cnty, PA Hlth & Edl The Chester Cnty
          Hosp (MBIA Insd)............................  5.625    07/01/08      1,962,194
   760    Chichester Sch Dist PA Ser 1989 (MBIA
          Insd).......................................   *       06/01/01        737,033
   860    Chichester Sch Dist PA Ser 1989 (MBIA
          Insd).......................................   *       06/01/02        795,328
 1,250    Crawford Cnty, PA Hosp Auth Sr Living Fac
          Rev.........................................  6.125    08/15/19      1,137,475
 2,000    Dauphin Cnty, PA Genl Auth Rev Hotel & Conf
          Cent Hyatt Regency..........................  6.200    01/01/29      1,797,120
 1,500    Dauphin Cnty, PA Genl Auth Rev Office & Pkg
          Riverfront Office...........................  6.000    01/01/25      1,411,500
 2,110    Delaware Cnty, PA Auth Univ Rev Villanova
          Univ Ser A (MBIA Insd)......................  5.500    12/01/11      2,203,916
 1,240    Delaware Cnty, PA Auth College Cabrini
          College.....................................  5.750    07/01/23      1,225,145
   500    Delaware Cnty, PA Auth Rev First Mtg Riddle
          Vlg Proj Rfdg...............................  6.200    06/01/05        501,260
 3,000    Delaware Cnty, PA Auth Rev First Mtg Riddle
          Vlg Proj Rfdg...............................  7.000    06/01/26      2,916,150
 1,500    East Whiteland Twp, PA Ser A (FSA Insd).....  5.250    09/01/25      1,413,540
 2,000    Erie Cnty, PA Hosp Auth Rev Saint Vincent
          Hlth Cent Proj Ser A (MBIA Insd)............  6.375    07/01/22      2,046,540
 3,000    Geisinger, PA Auth Hlth Sys PA St Geisinger
          Hlth Sys Ser A..............................  5.000    08/15/28      2,566,890

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$  790    Grove City, PA Area Hosp Auth Hlth Fac Rev
          Grove Manor Proj............................  6.625%   08/15/29   $    705,352
 1,000    Harrisburg, PA Auth Office & Pkg Rev Ser
          A...........................................  6.000    05/01/19        929,140
 3,000    Harrisburg, PA Auth Rev Pooled Univ Pgm Ser
          11 (MBIA Insd)..............................  5.625    09/15/17      3,022,230
 1,865    Harveys Lake Gen Muni Auth PA College Rev
          College Misericordia Proj (ACA Insd)........  5.750    05/01/14      1,870,781
   740    Hazleton, PA Hlth Svcs Auth Hosp Rev........  5.500    07/01/07        716,749
   650    Hazleton, PA Hlth Svcs Auth Saint Joseph Med
          Cent Rfdg...................................  5.850    07/01/06        644,436
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
          Saint Annes Home............................  6.600    04/01/24        895,700
 2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
          College Rfdg................................  6.700    04/01/26      2,037,340
 1,000    Lehigh Cnty, PA Genl Purp Auth Rev First Mtg
          Bible Fellowship Proj A.....................  6.000    12/15/23        837,990
 1,760    Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
          Oblig Group.................................  6.000    11/01/23      1,448,955
 1,085    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj...........................  6.300    06/01/28        895,017
 1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev PA Pwr & Lt Co Proj Ser A Rfdg (MBIA
          Insd).......................................  6.400    11/01/21      1,044,010
 2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
          Providence Sisters Ser A....................  6.500    07/01/22      2,042,340
 2,000    McGuffey Sch Dist PA Ser B (AMBAC Insd).....  4.750    08/01/28      1,691,340
 2,000    McKeesport, PA Area Sch Dist Cap Apprec.....   *       10/01/15        870,640
 1,250    McKeesport, PA Area Sch Dist Cap Apprec Ser
          A...........................................   *       10/01/13        621,150
 3,630    McKeesport, PA Area Sch Dist Cap Apprec Ser
          C...........................................   *       10/01/22      1,001,154
   750    McKeesport, PA Indl Dev Auth Rev The Kroger
          Corp Allegheny Cnty Rfdg....................  8.650    06/01/11        779,700
   795    Middletown Borough Auth PA Swr & Wtr Rev Cap
          Apprec Ser B (FSA Gtd)......................   *       01/01/18        296,909
 1,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Rev.........................................  6.625    07/01/19        890,010
 2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev...................................  6.300    01/01/13      1,856,320
 2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Adult Cmntys Total Svcs Ser B.....  5.625    11/15/12      2,167,537

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recov (LOC -Banque Paribas).................  7.500%   01/01/12   $  3,082,080
   975    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy..........................  7.750    09/01/24        993,408
   800    North Penn, PA Wtr Auth Rev (FGIC Insd).....  6.200    11/01/22        815,552
 1,000    North Penn, PA Wtr Auth Rev (Prerefunded @
          11/01/04) (FGIC Insd).......................  6.875    11/01/19      1,093,730
 2,500    Northampton Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Bethlehem Steel Rfdg............  7.550    06/01/17      2,523,400
 1,000    Northeastern PA Hosp & Edl Auth College Rev
          Gtd Luzerne Cnty Cmnty College (Prerefunded
          @ 02/15/05) (AMBAC Insd)....................  6.625    08/15/15      1,078,790
 2,149    Oil City, PA Towne Tower Proj (FHA Gtd).....  6.750    05/01/20      2,175,887
 1,500    Penn Cambria Sch Dist PA Cap Apprec.........   *       08/15/21        444,615
 1,500    Penn Cambria Sch Dist PA Cap Apprec.........   *       08/15/22        416,805
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D.......................  7.050    12/01/10      3,071,730
 1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D.......................  7.125    12/01/15      1,539,120
 5,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Northampton Generating Ser A............  6.600    01/01/19      4,875,250
 4,000    Pennsylvania Hsg Fin Agy (Inverse Fltg).....  9.305    10/03/23      4,245,000
 1,000    Pennsylvania Hsg Fin Agy Rental Hsg Rfdg
          (FNMA Collateralized).......................  6.500    07/01/23      1,034,430
 1,000    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 40......................................  6.900    04/01/25      1,047,380
 2,455    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 42......................................  6.850    04/01/25      2,560,418
   850    Pennsylvania Infrastructure Invt Auth Rev
          Pennvest Subser B (Prerefunded @
          09/01/02)...................................  6.800    09/01/10        901,714
 1,150    Pennsylvania St Second Ser..................  5.000    08/01/18      1,070,857
 4,000    Pennsylvania St Ctfs Partn (FSA Insd).......  6.250    05/01/16      4,140,280
 4,700    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd).......................................  8.963    09/01/26      5,604,750
 2,500    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA
          Insd)....................................... 10.341    03/01/20      2,968,750
 4,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser C (AMBAC Insd)...........  6.400    03/01/22      4,103,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,200    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev Bryn Mawr College (MBIA Insd)....  5.625%   12/01/27   $  1,187,532
 5,400    Pennsylvania St Higher Edl Fac Auth Rev
          Drexel Univ Rfdg............................  6.375    05/01/17      5,574,690
 1,200    Pennsylvania St Tpk Commn Oil Franchise Tax
          Rev (AMBAC Insd)............................  4.750    12/01/27      1,017,048
 7,500    Philadelphia, PA (FSA Insd).................  5.000    03/15/28      6,670,200
 2,505    Philadelphia, PA Auth for Indl Dev Rev Coml
          Dev RMK Rfdg................................  7.750    12/01/17      2,642,224
   600    Philadelphia, PA Auth for Indl Dev Rev First
          Mtg Crime Prevention Assn...................  6.125    04/01/19        550,350
 1,000    Philadelphia, PA Auth Indl Dev Hlthcare Fac
          Rev Baptist Home of Philadelphia Ser A......  5.600    11/15/28        789,140
11,565    Philadelphia, PA Auth Indl Dev Lease Rev Ser
          A (MBIA Insd)...............................  5.375    02/15/27     10,955,062
 4,760    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd).......................................  5.000    07/01/29      4,220,787
 3,000    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd)..................................  6.250    07/01/08      3,166,590
   760    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Rev.........................................  6.300    07/01/14        714,035
   985    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Rev.........................................  6.400    07/01/17        896,409
   450    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Rev.........................................  6.500    07/01/21        405,563
 2,000    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Hosp Rev Chestnut Hill Hosp.................  6.500    11/15/22      2,510,620
 1,500    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *       03/15/08      1,034,670
 3,750    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *       03/15/11      2,180,662
 3,775    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *       03/15/12      2,061,188
 4,500    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *       03/15/13      2,302,605
 2,000    Philadelphia, PA Parking Auth Rev Arpt......  5.250    09/01/22      1,891,640
 2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg
          (MBIA Insd).................................  5.625    06/15/08      2,097,920
 3,500    Philadelphia, PA Wtr & Wastewtr Rev Ser A...  5.125    08/01/27      3,182,830

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,500    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Reg Asset Dist Sales Tax Rev
          (AMBAC Insd)................................  5.250%   02/01/31   $  1,393,815
 1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
          C1..........................................  6.800    10/01/25      1,501,311
 1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
          D...........................................  6.250    10/01/17      1,494,352
 2,825    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys
          Rev (FGIC Insd).............................   *       09/01/28        545,112
 4,250    Pottsville, PA Hosps Auth Rev Pottsville
          Hosp (ACA Insd).............................  5.500    07/01/18      3,921,262
 1,000    Scranton-Lackawanna, PA Hlth & Welfare Auth
          Rev Marian Cmnty Hosp Proj Rfdg.............  7.125    01/15/13        941,440
 1,750    Southeastern PA Transn Auth PA Spl Rev Ser A
          (FGIC Insd).................................  4.750    03/01/29      1,477,333
 1,210    State Pub Sch Bldg Auth PA College Rev
          Montgomery Cnty Cmnty College Rfdg..........  5.500    05/01/13      1,252,786
 1,275    State Pub Sch Bldg Auth PA College Rev
          Montgomery Cnty Cmnty College Rfdg..........  5.500    05/01/14      1,315,022
 2,180    State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D (Prerefunded @
          02/01/05) (MBIA Insd).......................  6.500    02/01/14      2,341,516
 2,000    Sto-Rox Sch Dist PA (MBIA Insd).............  5.800    06/15/30      2,015,900
 1,750    West Mifflin, PA San Sewer Muni Auth Sewer
          Rev (MBIA Insd).............................  5.000    08/01/28      1,563,590
 3,000    Westmoreland Cnty, PA Muni Auth Muni Svc Rev
          Ser A (MBIA Insd)...........................   *       08/15/22        833,610
                                                                            ------------
                                                                             222,892,533
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          GUAM  0.5%
$1,000    Guam Arpt Auth Rev Ser B....................  6.700%   10/01/23   $  1,036,290
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $218,815,229)....................................................    223,928,823
SHORT-TERM INVESTMENTS  0.8%
  (Cost $1,850,000)......................................................      1,850,000
                                                                            ------------
TOTAL INVESTMENTS  98.6%
  (Cost $220,665,229)....................................................    225,778,823
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..............................      3,214,749
                                                                            ------------

NET ASSETS  100.0%.......................................................   $228,993,572
                                                                            ============

 * Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $220,665,229).......................  $225,778,823
Cash........................................................        56,523
Receivables:
  Interest..................................................     3,275,616
  Investments Sold..........................................     1,045,000
  Fund Shares Sold..........................................       150,913
Other.......................................................        21,771
                                                              ------------
    Total Assets............................................   230,328,646
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       401,360
  Fund Shares Repurchased...................................       283,157
  Distributor and Affiliates................................       130,379
  Investment Advisory Fee...................................       113,870
  Shareholders Reports......................................        94,700
Trustees' Deferred Compensation and Retirement Plans........       243,166
Accrued Expenses............................................        68,442
                                                              ------------
    Total Liabilities.......................................     1,335,074
                                                              ------------
NET ASSETS..................................................  $228,993,572
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $228,116,212
Net Unrealized Appreciation.................................     5,113,594
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (324,045)
Accumulated Net Realized Loss...............................    (3,912,189)
                                                              ------------
NET ASSETS..................................................  $228,993,572
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $200,491,696 and 12,041,676 shares of
    beneficial interest issued and outstanding).............  $      16.65
    Maximum sales charge (4.75%* of offering price).........           .83
                                                              ------------
    Maximum offering price to public........................  $      17.48
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $25,346,723 and 1,523,901 shares of
    beneficial interest issued and outstanding).............  $      16.63
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,155,153 and 189,730 shares of
    beneficial interest issued and outstanding).............  $      16.63
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $15,131,167
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,436,605
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $487,814, $400,703, and $37,113,
  respectively).............................................      925,630
Shareholder Services........................................      185,127
Trustees' Fees and Related Expenses.........................       90,514
Custody.....................................................       45,578
Legal.......................................................       33,764
Other.......................................................      265,549
                                                              -----------
  Total Expenses............................................    2,982,767
  Less Credits Earned on Cash Balances......................       28,358
                                                              -----------
  Net Expenses..............................................    2,954,409
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,176,758
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(2,115,039)
  Futures...................................................     (532,565)
                                                              -----------
Net Realized Loss...........................................   (2,647,604)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,946,903
  End of the Period:
    Investments.............................................    5,113,594
                                                              -----------
Net Unrealized Depreciation During the Period...............     (833,309)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,480,913)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,695,845
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                      YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                  ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $ 12,176,758         $ 13,273,667
Net Realized Loss................................      (2,647,604)            (541,106)
Net Unrealized Depreciation......................        (833,309)         (20,109,820)
                                                     ------------         ------------
Change in Net Assets from Operations.............       8,695,845           (7,377,259)
                                                     ------------         ------------
Distributions from Net Investment Income.........     (12,176,758)         (13,631,681)

Distribution in Excess of Net Investment
  Income.........................................        (111,745)            (209,849)
                                                     ------------         ------------
Distributions from and in Excess of Net
  Investment Income*.............................     (12,288,503)         (13,841,530)
                                                     ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (3,592,658)         (21,218,789)
                                                     ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      28,762,933           28,127,546
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       6,887,936            8,024,149
Cost of Shares Repurchased.......................     (63,758,778)         (30,301,078)
                                                     ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (28,107,909)           5,850,617
                                                     ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................     (31,700,567)         (15,368,172)
NET ASSETS:
Beginning of the Period..........................     260,694,139          276,062,311
                                                     ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $324,045 and $209,849,
  respectively)..................................    $228,993,572         $260,694,139
                                                     ============         ============

* Distributions by Class:
-------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................    $(10,298,067)        $(11,244,939)
  Class B Shares.................................      (1,822,457)          (2,416,231)
  Class C Shares.................................        (167,979)            (180,360)
                                                     ------------         ------------
                                                     $(12,288,503)        $(13,841,530)
                                                     ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       NINE
         CLASS A SHARES              YEAR ENDED       MONTHS
                                      SEPT. 30,        ENDED     YEAR ENDED DECEMBER 31,
                                   ---------------   SEPT. 30,   ------------------------
                                    2000     1999      1998       1997     1996     1995
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $16.86   $18.24    $18.04     $17.49   $17.74   $16.08
                                   ------   ------    ------     ------   ------   ------
  Net Investment Income..........     .85      .89       .68        .93      .92      .95
  Net Realized and Unrealized
    Gain/Loss....................    (.20)   (1.34)      .22        .53     (.26)    1.66
                                   ------   ------    ------     ------   ------   ------
Total from Investment
  Operations.....................     .65     (.45)      .90       1.46      .66     2.61
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .86      .93       .70        .91      .90      .95
                                   ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $16.65   $16.86    $18.24     $18.04   $17.49   $17.74
                                   ======   ======    ======     ======   ======   ======

Total Return* (a)................   4.12%   -2.65%     5.08%**    8.59%    3.86%   16.62%
Net Assets at End of the Period
  (In millions)..................  $200.5   $205.4    $219.3     $223.9   $227.4   $226.7
Ratio of Expenses to Average Net
  Assets* (b)....................   1.09%    1.04%     1.03%      1.04%    1.09%    1.00%
Ratio of Net Investment Income to
  Average Net Assets* (b)........   5.19%    5.03%     5.06%      5.27%    5.32%    5.57%
Portfolio Turnover...............     18%      53%       29%**      46%      57%      28%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................     N/A      N/A       N/A        N/A    1.09%    1.14%
Ratio of Net Investment Income to
  Average Net Assets.............     N/A      N/A       N/A        N/A    5.31%    5.42%

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000 and 1999.

 N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     NINE
         CLASS B SHARES            YEAR ENDED       MONTHS
                                    SEPT. 30,        ENDED      YEAR ENDED DECEMBER 31,
                                 ---------------   SEPT. 30,   -------------------------
                                  2000     1999      1998       1997     1996     1995
                                 -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................... $16.85   $18.23    $18.03     $17.48   $17.73   $ 16.08
                                 ------   ------    ------     ------   ------   -------
  Net Investment Income.........    .70      .76       .58        .79      .79       .82
  Net Realized and Unrealized
    Gain/Loss...................   (.18)   (1.34)      .22        .53     (.26)     1.66
                                 ------   ------    ------     ------   ------   -------
Total from Investment
  Operations....................    .52     (.58)      .80       1.32      .52      2.48
Less Distributions from and in
  Excess of Net Investment
  Income........................    .74      .80       .60        .78      .77       .83
                                 ------   ------    ------     ------   ------   -------
NET ASSET VALUE, END OF THE
  PERIOD........................ $16.63   $16.85    $18.23     $18.03   $17.48   $ 17.73
                                 ======   ======    ======     ======   ======   =======

Total Return* (a)...............  3.26%   -3.37%     4.51%**    7.78%    3.07%    15.72%
Net Assets at End of the Period
  (In millions)................. $ 25.3   $ 50.9    $ 53.5     $ 51.9   $ 48.4   $  46.8
Ratio of Expenses to Average Net
  Assets* (b)...................  1.83%    1.80%     1.79%      1.79%    1.85%     1.75%
Ratio of Net Investment Income
  to Average Net Assets* (b)....  4.46%    4.28%     4.28%      4.51%    4.56%     4.81%
Portfolio Turnover..............    18%      53%       29%**      46%      57%       28%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................    N/A      N/A       N/A        N/A    1.85%     1.89%
Ratio of Net Investment Income
  to Average Net Assets.........    N/A      N/A       N/A        N/A    4.55%     4.66%

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000 and 1999.

 N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      NINE
        CLASS C SHARES              YEAR ENDED       MONTHS
                                     SEPT. 30,        ENDED     YEAR ENDED DECEMBER 31,
                                  ---------------   SEPT. 30,   ------------------------
                                   2000     1999      1998       1997     1996     1995
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $16.85   $18.23    $18.03     $17.48   $17.73   $16.08
                                  ------   ------    ------     ------   ------   ------
  Net Investment Income........      .72      .76       .58        .80      .79      .81
  Net Realized and Unrealized
    Gain/Loss..................     (.20)   (1.34)      .22        .53     (.26)    1.67
                                  ------   ------    ------     ------   ------   ------
Total from Investment
  Operations...................     .052     (.58)      .80       1.32      .52     2.48
Less Distributions from and in
  Excess of Net Investment
  Income.......................      .74      .80       .60        .78      .77      .83
                                  ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $16.63   $16.85    $18.23     $18.03   $17.48   $17.73
                                  ======   ======    ======     ======   ======   ======

Total Return* (a)..............    3.26%   -3.37%     4.51%**    7.78%    3.08%    5.72%
Net Assets at End of the Period
  (In millions)................   $  3.2   $  4.3    $  3.3     $  3.0   $  3.4   $  3.4
Ratio of Expenses to Average
  Net Assets* (b)..............    1.84%    1.79%     1.79%      1.79%    1.85%    1.75%
Ratio of Net Investment Income
  to Average Net Assets* (b)...    4.45%    4.27%     4.29%      4.52%    4.56%    4.76%
Portfolio Turnover.............      18%      53%       29%**      46%      57%     2.8%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A      N/A       N/A        N/A    1.85%    1.90%
Ratio of Net Investment Income
  to Average Net Assets........      N/A      N/A       N/A        N/A    4.55%    4.61%

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000 and 1999.

 N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 3, 1993, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2000, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and original issue discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,353,745 which will expire between September 30, 2003 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2000, for federal income tax purposes, the cost of long- and short-term investments is $220,665,229; the aggregate gross unrealized appreciation is $8,842,511 and the aggregate gross unrealized depreciation is $3,728,917, resulting in net unrealized appreciation on long- and short-term investments of $5,113,594.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to market discount totaling $2,451 has been reclassified from accumulated net realized gain to accumulated net investment income.

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $28,358 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .600 of 1%
Over $500 million...........................................  .500 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $9,700 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $55,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $129,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $195,716,772, $28,906,353 and
$3,493,087 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,524,573    $ 24,763,709
  Class B.................................................     201,099       3,312,729
  Class C.................................................      41,610         686,495
                                                            ----------    ------------
Total Sales...............................................   1,767,282    $ 28,762,933
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     349,015    $  5,745,371
  Class B.................................................      63,137       1,036,649
  Class C.................................................       6,445         105,916
                                                            ----------    ------------
Total Dividend Reinvestment...............................     418,597    $  6,887,936
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,018,717)   $(33,249,107)
  Class B.................................................  (1,764,054)    (28,669,511)
  Class C.................................................    (112,446)     (1,840,160)
                                                            ----------    ------------
Total Repurchases.........................................  (3,895,217)   $(63,758,778)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $198,456,799, $53,226,486 and
$4,540,836 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,013,797    $ 17,885,630
  Class B.................................................     442,312       7,880,964
  Class C.................................................     132,516       2,360,952
                                                            ----------    ------------
Total Sales...............................................   1,588,625    $ 28,127,546
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     366,668    $  6,492,879
  Class B.................................................      80,232       1,419,058
  Class C.................................................       6,374         112,212
                                                            ----------    ------------
Total Dividend Reinvestment...............................     453,274    $  8,024,149
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,215,422)   $(21,535,502)
  Class B.................................................    (433,752)     (7,630,639)
  Class C.................................................     (64,827)     (1,134,937)
                                                            ----------    ------------
Total Repurchases.........................................  (1,714,001)   $ 30,301,078
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the year ended September 30, 2000 and the year ended September 30, 1999, 1,106,976 and 12,450 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended September 30, 2000 and the year ended September 30, 1999, no Class C Shares converted to Class A Shares. The CDSC

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $17,700 and CDSC on redeemed shares of approximately $102,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $41,966,857 and $80,590,585, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Summarized below are the specific types of derivative financial instruments that may be used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................       400
Futures Closed..............................................      (400)
                                                                  ----
Outstanding at September 30, 2000...........................       -0-
                                                                  ====

B. INVERSE FLOATING SECURITY These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $352,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
November 8, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE
INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256
CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2000. The Fund designated 99.6% of the
Income distributions as a tax-exempt income distribution. In January, 2001, the Fund will provide tax information to shareholders for the 2000 calendar year.